CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Simon Crinage, President of JF China Region Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 9, 2006                             /s/ Simon Crinage
     -----------------------------                 -----------------------------
                                                   Simon Crinage, President
                                                   (principal executive officer)



I, Douglas Eu, Treasurer of JF China Region Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 10, 2006                            /s/ Douglas Eu
     -----------------------------                 -----------------------------
                                                   Douglas Eu, Treasurer
                                                   (principal financial officer)